                                                                   EXHIBIT 10.6

                               SECURITY AGREEMENT


         This Security Agreement (as may be amended, restated, and supplemented from time to time, this "Agreement") is entered into as of December 26, 2000, between Bentley Systems, Incorporated, a Delaware corporation (the "Debtor"), whose principal place of business, chief executive office and address for purposes of notice is 685 Stockton Drive, Exton, Pennsylvania 19341, and Intergraph Corporation, a Delaware corporation ("Secured Party"), whose address for purposes of notice is 1 Madison Industrial Park, Huntsville, Alabama 35894-0001. In consideration of the following premises and covenants and other good and valuable consideration, the Debtor and Secured Party agree as follows:

         1. Definitions. All accounting terms not specifically defined in this Agreement (which also includes the Schedules and Exhibits hereto and the attachments to such Schedules and Exhibits) shall be construed in accordance with generally accepted accounting principles, consistently applied ("GAAP"). "Asset Purchase Agreement" means the Asset Purchase Agreement among Debtor, Secured Party, et al. dated on or about the date hereof. "Bank" means PNC Bank, N.A., as agent for itself and the lenders under Debtor's credit facility, and its successors. "Business Day" means any day other than a day on which banking institutions in the State of Alabama are authorized or required by law to close. All other terms used in this Agreement to describe the Collateral or Secured Party's security interests and related rights which are not specifically defined in this Agreement shall have the definitions given the same in the Uniform Commercial Code, as adopted in the State of Alabama (the "UCC"). All other capitalized terms shall have the meanings stated in this Agreement (which also includes the Schedules and Exhibits hereto and the attachments to such Schedules and Exhibits).

         2. Collateral.

                  (a) As security for the Obligations (as such term is hereafter defined and used), the Debtor assigns and grants to Secured Party a security interest and lien in the following property (collectively, the "Collateral"):

                           (i) Any and all of the Debtor's rights, title and interests (whether now or hereafter existing, arising or acquired) in, to and under the property, rights and interests described on SCHEDULE 1 hereto, whether now or hereafter existing, arising or acquired (the "Maintenance Agreements and Receivables"); and

                           (ii) Any and all cash and non-cash proceeds
         (including, without limitation, insurance proceeds), products of and additions to and substitutions and replacements for, the foregoing, whether now or hereafter existing, arising or acquired.

                  (b) "Obligations" means all of Debtor's debts, obligations and liabilities to Secured Party evidenced by or referenced in (i) that certain Secured Note executed by Debtor in favor of Secured Party on or about the date hereof (as may be amended, restated or replaced, the "Promissory Note") and (ii) this Agreement, whether now or hereafter arising or existing, and whether direct or indirect, absolute or contingent, joint or several, due or not due, contractual or tortious, liquidated or unliquidated and all extensions, renewals, modifications and refinancings thereof.

         3. Collection of Accounts. At any time after an Event of Default, the Debtor shall notify Secured Party of any collections received on the Maintenance Agreements and Receivables and shall hold the same in trust for Secured Party without commingling the same with other funds of the Debtor and, if Secured Party shall request, shall turn the same over to Secured Party immediately upon receipt in the identical form received. Proceeds transmitted to Secured Party may be handled and administered in and through a remittance or special account; the maintenance of any such account shall be solely for the convenience of Secured Party, and the Debtor shall not have any right, title, or interest in or to any such account or in the amounts at any time appearing to the credit thereof. Secured Party may apply and credit Proceeds transmitted to or otherwise received by Secured Party against any Obligations; however, Secured Party shall not be required to credit any Obligations with the amount of any check or other instrument constituting provisional payment until Secured Party has received final payment thereof at its office in cash or solvent credits accepted by Secured Party. At any time after an Event of Default, (a) the Debtor shall, at the request of Secured Party, notify the obligors on the Maintenance Agreements and Receivables of the security interest of Secured Party therein and shall instruct the obligors on the Maintenance Agreements and Receivables to remit payments directly to Secured Party, and (b) Secured Party may itself so notify and instruct such obligors.

         4. Representations and Warranties. The Debtor represents and warrants to Secured Party as follows:

                  (a) The Debtor is (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) duly qualified and licensed to do business and is in good standing in every jurisdiction where qualification is necessary except where the failure to qualify or to obtain such license would not have a material adverse effect on the Debtor or the Collateral; and (iii) duly authorized and empowered to create, issue, execute, deliver and perform this Agreement and any related instruments and agreements;

                  (b) The Debtor has timely filed and paid all federal, state, and local tax reports, taxes and returns required by any law or regulation to be filed and paid;

                  (c) The Debtor has and at all times will have good and marketable title to the Collateral, free and clear of all liens, security interests, or adverse claims, except for the Permitted Liens described in Exhibit A hereto (the "Permitted Liens") and liens and security interests granted to Secured Party;

                  (d) This Agreement and the Promissory Note are the legal, valid and binding obligation of the Debtor and any necessary consents of any person or entity related to the execution, delivery and performance of this Agreement and the Promissory Note have been obtained;

                  (e) No Event of Default has occurred and is continuing;

                  (f) Neither the Debtor's name nor the location of any of Debtor's offices or the Collateral has changed in the previous five years;

                  (g) The Debtor is and shall be the lawful owner of all Collateral and does and shall have good right to subject the same to a security interest in favor of Secured Party. No Collateral shall be sold, assigned, or transferred to any person other than Secured Party or in any way encumbered except for the Permitted Liens and except to Secured Party, and the Debtor shall defend the same against the claims and demands of all persons other than Secured Party and the holders of the Permitted Liens, provided that so long as no Event of Default has occurred and so long as the value of the Collateral is not materially impaired or reduced, Debtor may settle and compromise in the ordinary course of business, consistent with prudent business practices, the claims of any obligor on any Maintenance Agreements or Receivables;

                  (h) There are no judgments, actions, suits, claims, proceedings or investigations existing, outstanding, pending, or to the best of the Debtor's knowledge after due inquiry, threatened or in prospect, before any court, agency or tribunal, or governmental authority against or involving the Debtor which do or could materially affect the business, properties, prospects, financial condition, earnings, results of operations or earnings capacity of the Debtor or which question the validity of the Promissory Note, this Agreement, or any action or instrument contemplated hereby;

                  (i) Debtor has not executed any prior assignments of the Maintenance Agreements and Receivables, and will not in the future execute any assignments of the same, provided that so long as no Event of Default has occurred and so long as the value of the Collateral is not materially impaired or reduced, Debtor may settle and compromise in the ordinary course of business, consistent with prudent business practices, the claims of any obligor on any Maintenance Agreements or Receivables; and

                  (j) Debtor has not performed any acts or executed any other documents, and will not take any action or execute any other documents, that might prevent, limit or restrict Secured Party from enforcing any of the terms or conditions of this Agreement or exercising any of its rights or remedies hereunder.

         5. Affirmative Covenants. Until the Obligations are fully paid and satisfied, the Debtor agrees and covenants to do the following:

                  (a) Maintain its existence, rights, and franchises and maintain, preserve, and protect the Collateral provided that this Section 5(a) shall not be deemed to prohibit Debtor from merging or consolidating with another entity, changing its corporate structure or amending its certificate of incorporation or bylaws in any respect so long as any such action does not impair the Collateral or adversely affect Secured Party's security interest or lien thereon;

                  (b) (i) Comply with all material laws, statutes and government regulations (including, without limitation, all applicable federal and state environmental laws, rules, regulations, decrees, and court orders); (ii) pay all of its indebtedness when due except for trade payables which Debtor is disputing in good faith consistent with prudent business practices and for which Debtor has established sufficient reserves; (iii) pay when due all taxes, assessments and governmental charges or levies imposed on it, the Collateral or any part of the Collateral, its income and profits, or any of its property (including, without limitation, all environmental clean up costs); and (iv) pay all lawful claims for labor, materials, supplies or other claims;

                  (c) At any time after an Event of Default, permit Secured Party to visit its locations and to examine and make and take away copies or reproductions of those books and records of Debtor which relate to the Collateral (which records Debtor agrees to keep in a manner satisfactory to Secured Party), to discuss the Debtor with its officers and accountants at all reasonable times, and to inspect and audit the Collateral, and at any time after an Event of Default permit Secured Party to verify the Debtor's receivables constituting Collateral and other Collateral directly with account debtors and by other methods selected by Secured Party and perform a Collateral audit all as Secured Party desires at Debtor's expense;

                  (d) Promptly inform Secured Party, in writing, of (i) any and all material adverse changes in the Debtor's financial condition; and (ii) any Event of Default;

                  (e) Execute and deliver and file, or cause to be executed and delivered and filed, any and all other agreements, instruments, or documents which Secured Party may reasonably request in order to give effect to the transactions contemplated by this Agreement and to perfect and protect Secured Party's rights and interests. Debtor hereby appoints and empowers Secured Party, or any employee of Secured Party which Secured Party may designate for the purpose, as Debtor's attorney-in-fact (which appointment is coupled with an interest and is irrevocable), to execute and/or endorse (and file, as appropriate) at any time after an Event of Default for and in the name of Debtor any documents, instruments, agreements, papers, checks, financing statements and other documents which, in Secured Party's reasonable judgment, are necessary to be executed and/or filed in order to (i) perfect or preserve the perfection and priority of Secured Party's security interests and (ii) collect or realize upon the Collateral or otherwise exercise its rights and remedies under this Agreement, the Promissory Note or any related instrument or agreement or applicable law; and

                  (f) Comply with all of the terms of all schedules, attachments and exhibits hereto which are hereby incorporated herein by reference.

         6. Negative Covenants. Until the Obligations are fully paid and satisfied, the Debtor will not:

                  (a) Sell or otherwise dispose of any Collateral or create or permit or suffer to occur the existence of any lien or encumbrance on any Collateral except for Permitted Liens and security interests and liens in favor of Secured Party; nor

                  (b) Except with thirty (30) days prior written notice to Secured Party, change the location of the Debtor's principal place of business or the Debtor's name or structure or consummate any merger or consolidation or purchase or sale of substantially all of the Debtor's assets; provided that notice of a merger or consolidation shall not be required if such event does not adversely affect the Collateral or Secured Party's security interest therein or the perfection thereof.

         7. Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Agreement:

                  (a) The failure or refusal or neglect of the Debtor within five (5) days after written notice from Secured Party to pay all or any part of the Obligations or any related charges, fees and expenses;

                  (b) The failure of the Debtor within five (5) days after written notice from Secured Party to timely and properly observe, keep, or perform any covenant, agreement or warranty required by or otherwise set forth in this Agreement, the Promissory Note or the Asset Purchase Agreement; provided however, that no such notice shall be required with respect to any failure to observe, keep or perform any covenant, agreement or warranty pursuant to which Debtor is to inform, advise or otherwise provide notice or information to Secured Party;

                  (c) If any representation, warranty, or statement contained in this Agreement, in the Promissory Note or in any related instrument or agreement delivered by the Debtor to Secured Party proves to have been false or misleading in any material respect as of the date such representation, warranty, or statement was made;

                  (d) If a default by the Debtor (as principal or guarantor or other surety) in the payment of any indebtedness for borrowed money in excess of $500,000 owing to any person or entity (other than Secured Party) occurs, and such default shall remain unremedied in excess of the period of grace or cure, if any, for payment of such indebtedness and repayment of such indebtedness is accelerated or demanded;

                  (e) If (i) a receiver, trustee or liquidator is appointed for the Debtor or all or a substantial part of its assets, provided Debtor shall have forty (40) days to have removed any receiver, trustee or liquidator which is appointed without Debtor's consent or request; or (ii) a petition commencing a bankruptcy or other insolvency proceeding shall be filed (a) against the Debtor without the Debtor's consent which is not dismissed within sixty (60) days or (b) by Debtor or against Debtor with Debtor's consent;

                  (f) The levy against $500,000 worth or more of the property (other than the Collateral) of the Debtor, or any execution, garnishment, attachment, sequestration or other writ or similar proceeding against $500,000 worth or more of property of Debtor which is not permanently dismissed or discharged within 60 days after the levy;

                  (g) The general assignment by or the filing of application in any court for a receiver for the Debtor;

                  (h) The dissolution or liquidation of the Debtor;

                  (i) If any or all of this Agreement, the Promissory Note or any related instrument or agreement or any portion hereof or thereof is asserted by Debtor or any other party to be unenforceable, void or voidable; or

                  (j) Any lien (except for Permitted Liens and except in favor of the Secured Party) or levy existing or arising against any of the Collateral.

         8. Rights and Remedies.

                  (a) Upon the occurrence of any Event of Default, Secured Party, at its option and without the necessity of any presentment, demand or notice(s) of default, intent to accelerate, demand or acceleration, or any other notices, all of which are expressly waived by the Debtor, may declare all Obligations immediately due and payable in full, and Debtor shall thereupon pay all such Obligations immediately to Secured Party in full; provided that such acceleration of the Obligations shall occur and be automatic upon the occurrence of an Event of Default specified in clause (e) of Section 7.

                  (b) Upon the occurrence of any Event of Default, Secured Party shall have (i) right to bring suit for collection of the Obligations, (ii) right to collect and foreclose upon any or all of the Collateral and all of the rights and remedies available to a secured party under the UCC, (iii) all of the other rights and remedies allowed at law or in equity by applicable laws, ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any governmental or political subdivision or agency thereof, or any court or similar entity established by any such subdivision or agency, and (iv) right to require the Debtor to assemble the Collateral and make it available to the Secured Party upon request at a place designated by Secured Party which is reasonably convenient to both parties. Any and all payments received by Secured Party from Debtor after an Event of Default and any amounts received by Secured Party from the liquidation, collection or disposition of Collateral shall be applied first to costs and expenses incurred by Secured Party in protecting or enforcing its rights and remedies under this Agreement, the Promissory Note and/or applicable law, and then to any and all Obligations in such order or manner as Secured Party determines in its discretion, unless otherwise required by law. Without limiting Secured Party's rights or Debtor's obligations under this Agreement, the Promissory Note or any other instrument or agreement, the Debtor shall remain liable for any deficiency after realization upon the Collateral and application of the proceeds as set forth above. Debtor hereby grants Secured Party a power of attorney to execute and deliver as Debtor's attorney-in-fact at any time upon and after the occurrence of an Event of

Default any and all instruments and agreements as Secured Party deems desirable to collect, sell or liquidate any and all Collateral.

All of the foregoing rights and remedies are cumulative.

         9. No Waiver. Neither the failure nor any delay on the part of Secured Party to exercise any right, power, or privilege shall operate as a waiver of such right, power, or privilege, nor shall any single or partial exercise of such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No waiver of any provision in this Agreement shall be effective unless the same shall be in writing and signed by Secured Party, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced. All rights and remedies of Secured Party are cumulative.

         10. Additional Obligations of Debtor. Secured Party shall not in any way be responsible for the performance of any obligations of Debtor under the Maintenance Agreements and Receivables, or for any failure to do any or all of the actions for which rights, interests, powers, and authority are herein granted. Debtor shall defend and indemnify Secured Party against any claims by anyone against Secured Party alleging any liability of Secured Party arising under the Maintenance Agreements and Receivables (but not the products covered by such Maintenance Agreements and Receivables, liability for which shall be governed by the Asset Purchase Agreement). The failure of Secured Party to take any of the actions or exercise any right, interest, power or authority granted to Secured Party hereunder shall not be construed to be a waiver of any such right, interest, power or authority.

                  Debtor will execute upon the request of Secured Party any and all further documents, assignments or instruments that Secured Party reasonably deems appropriate or necessary to evidence or effectuate this Agreement or grant or confirm the rights and interests given to Secured Party hereunder.

                  Debtor will fulfill and perform each and every obligation of Debtor under the Maintenance Agreements and Receivables unless the failure to do so is consistent with prudent business practices and does not materially impair or reduce the Collateral.

         11. Notices. All notices, requests, demands, or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (a) personal delivery, (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address on the first page of this Agreement and shall be deemed to have been received either, in the case of expedited delivery service or personal delivery, as of the date of first attempted delivery at the address, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service (provided Secured Party shall not be bound by any notice until it actually receives the same). Either party shall have the right to change its address for notice under this Agreement to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

         12. GOVERNING LAWS. THIS AGREEMENT, THE PROMISSORY NOTE AND THE OTHER RELATED DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ALABAMA.

         13. Severability. If any provision of this Agreement, the Promissory Note or any related instrument or agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and ineffective and the remaining provisions of this Agreement, the Promissory Note or any related agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         14. Costs. Debtor shall pay to Secured Party on demand all out of pocket costs and expenses of Secured Party (including, without limitation, legal fees, filing fees, recording costs, insurance premiums, taxes (with the exception of Secured Party's income, excise and franchise taxes) and search fees) incurred in connection with protecting and/or enforcing Secured Party's rights and remedies under this Agreement and the Promissory Note which are incurred by Secured Party after a breach or default under either of them.

         15. Survival. All representations, warranties, covenants, and agreements made by or on behalf of the Debtor in connection with this Agreement will survive the execution and delivery of this Agreement and shall be deemed continuing representations, warranties, covenants and agreements until such time as the Obligations are indefeasibly paid in full.

         16. Waivers. Debtor waives demand, notice of acceleration, notice of intent to accelerate, dishonor, notice of protest, all other notices, presentment, protest, and any and all rights to and of exemption.

         17. Assignment. Any or all of the Obligations, this Agreement, the Promissory Note and any related agreement and the rights and remedies thereunder may be assigned or delegated in whole or part by Secured Party (but not by the Debtor except in connection with the merger of the Debtor) without Debtor's prior written consent only in connection with (i) a collateral assignment to Secured Party's primary corporate credit provider, or (ii) a merger, consolidation or sale of substantially all of the assets of Secured Party. Debtor agrees not to unreasonably withhold its consent to any other assignment and/or delegation by Secured Party.

         18. Entire Agreement. This Agreement and the Promissory Note, together with any documents and instruments executed in connection herewith and any related instruments and agreements, embody the entire agreement and understanding between the parties concerning the subject matter hereof and thereof.

         19. No Third Party Beneficiaries. There are no third party beneficiaries to this Agreement, the Promissory Note or to any related instrument or agreement. All conditions to

Secured Party's obligations under this Agreement are imposed solely and exclusively for the benefit of Secured Party. Neither the Debtor nor any other person shall have standing to require satisfaction of any such condition or be entitled to assume that Secured Party will insist upon strict compliance with any or all such conditions, and neither the Debtor nor any other person shall, under any circumstances, be deemed to be a beneficiary of any conditions hereof, any or all of which conditions may be waived freely, in whole or in part by Secured Party at any time if, in its sole discretion, Secured Party deems it advisable so to do.

         20. Modifications. No modification or amendment of this Agreement shall be effective unless placed in writing and duly executed by Secured Party and Debtor.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the date first above written.

                                          DEBTOR:

                                          BENTLEY SYSTEMS, INCORPORATED


                                          By:  /s/  David G. Nation
                                             -----------------------------------
                                                   David G. Nation
                                                   Senior Vice President


                                          SECURED PARTY:

                                          INTERGRAPH CORPORATION


                                          By:  /s/ John W. Wilhoitte
                                             -----------------------------------
                                                   John W. Wilhoitte
                                          Title:  Executive Vice President
                                                  ------------------------------

                                    EXHIBIT A


                                 Permitted Liens



         (a) PNC Bank, N.A.'s second priority interest in the Collateral, so long as an Intercreditor Agreement acceptable to Secured Party is in effect between PNC Bank, N.A. and Secured Party;

         (b) liens of carriers, warehousemen, landlords, mechanics, laborers and materialmen arising by law for sums which are (i) not yet due or (ii) being diligently contested in good faith and with respect to which Debtor has set aside sufficient reserves; and

         (c) liens for taxes which are (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings and with respect to which Debtor has set aside sufficient reserves.

         (d) liens or security interests which are subordinate to Secured Party's security interest in the Collateral provided that Debtor is contesting the same pursuant to appropriate proceedings or causes the same to be dismissed promptly.





                                                                 ---------------
                                                                     Initial

                                   SCHEDULE 1

                            Description of Collateral


Any and all maintenance, license and other agreements and arrangements now or hereafter entered into by Debtor with customers of Debtor located in the United States for which revenues are included by Secured Party in the Schedule of Transferred Maintenance from time to time (as such term is used in the Asset Purchase Agreement) whereby Debtor agrees to, does or may grant license(s), provide maintenance, support, upgrades or similar services, rights or property, in each case only to the extent relating to any of the software products sold to Debtor by Secured Party and designated by Secured Party as Civil, Raster or Plotting and any derivatives, upgrades, supplements, variations, redesignations or modifications of any of them made by Debtor, including without limitation, the products listed on Schedule 1.1(c) attached hereto, together with all royalties, accounts, chattel paper, instruments, general intangibles and rights to payment and performance evidenced thereby, arising therefrom or related to any or all of the foregoing.



                                                                 ---------------
                                                                     Initial